EXHIBIT NO. 10.2

EXECUTION VERSION

FIRST AMENDMENT
TO FINANCING AGREEMENT

FIRST AMENDMENT, dated as of June 5, 2003 (this "Amendment"), to the Financing Agreement referred to below, by and among Gerber Scientific, Inc., a Connecticut corporation (the "Parent"), each subsidiary of the Parent listed as a "Borrower" on the signature pages hereto (together with the Parent, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), the financial institutions from time to time party hereto (each a "Lender" and collectively, the "Lenders"), and Ableco Finance LLC, a Delaware limited liability company ("Ableco"), as agent for the Lenders (in such capacity, the "Agent").

WHEREAS, the Borrowers, each Guarantor listed on the signature pages thereto, the Lenders and the Agent are parties to the Financing Agreement dated as of May 9, 2003 (as amended from time to time, the "Financing Agreement"); and

WHEREAS, the Parent has requested that the Lenders consent to the Borrowers' election, from time to time, to pay in cash the portion of the interest on the Loans accruing at the PIK Rate, and Lenders are willing to permit the Borrowers to make such election subject to the execution and delivery of this Amendment by the Loan Parties;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1. Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

2. Interest. Section 2.04 of the Financing Agreement is hereby amended by amending clauses (a) and (b) in their entirety to read as follows:

"(a) Term Loan A. The Term Loan A shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount is repaid in full, at a rate per annum equal to (i) the Reference Rate plus 6.0%, plus (ii) the PIK Rate, provided that the portion of such interest equal to the PIK Rate shall, in the absence of an election by the Administrative Borrower to pay such interest in cash, be paid-in-kind by being added to the outstanding principal amount of the Term Loan A. Any interest to be capitalized shall be capitalized on the date such interest is to be paid pursuant to Section 2.04(d) and added to the then outstanding principal amount of the Term Loan A and thereafter shall bear interest as provided hereunder as if it had originally been part of the outstanding principal of the Term Loan A.

(b) Term Loan B. The Term Loan B shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Loan until such principal amount is repaid in full, at a rate per annum equal to (i) the Reference Rate plus 7.5%, plus (ii) the PIK Rate, provided that the portion of such interest equal to the PIK Rate shall, in the absence of an election by the Administrative Borrower to pay such interest in cash, be paid-in-kind by being added to the outstanding principal amount of the Term Loan B. Any interest to be capitalized shall be capitalized on the date such interest is to be paid pursuant to Section 2.04(d) and added to the then outstanding principal amount of the Term Loan B and thereafter shall bear interest as provided hereunder as if it had originally been part of the outstanding principal of the Term Loan B."

3. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner satisfactory to the Agent, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

(a) The representations and warranties contained in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party to the Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the Amendment Effective Date are true and correct on and as of such date as though made on and as of such date (except as otherwise disclosed in writing by any Loan Party to the Agent prior to the date hereof), and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date (except as otherwise disclosed in writing by any Loan Party to the Agent prior to the date hereof) or would result from this Amendment becoming effective in accordance with its terms.

(b) The Agent shall have received counterparts of this Amendment which bear the signatures of each Borrower and each Guarantor that is a party to the Financing Agreement.

(c) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

4. Representations and Warranties. Each Loan Party that is a party to the Financing Agreement hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party to the Agent or any Lender pursuant to the Financing Agreement or any other Loan Document on or prior to the Amendment Effective Date are true and correct on and as of such date as though made on and as of such date (except as otherwise disclosed in writing by any Loan Party to the Agent prior to the date hereof), and no Default or Event of Default has occurred and is continuing as of the Amendment Effective Date (except as otherwise disclosed in writing by any Loan Party to the Agent prior to the date hereof) or would result from this Amendment becoming effective in accordance with its terms.

(b) Organization, Good Standing, Etc. Each Loan Party (i) has been duly formed or organized and is validly existing and in good standing under the laws of its jurisdiction of organization or formation, (ii) has all requisite power and authority to own its Property and carry on its business as now conducted and as currently contemplated, and to execute and deliver this Amendment, and to consummate the transactions contemplated hereby and by the Financing Agreement, as amended hereby, and (iii)  is qualified to do business in, and is in good standing and duly authorized to do business in, every jurisdiction where such qualification is required, except where the failure to have such power or authority or to be so qualified or in good standing, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(c) Authorization; Enforceability. The execution, delivery and performance of this Amendment by each applicable Loan Party, and the performance of the Financing Agreement, as amended hereby (i) are within the power and authority of each such Loan Party and have been duly authorized by all necessary action and (ii) have been duly authorized, executed and delivered by each such Loan Party and constitute legal, valid and binding obligations of each such Loan Party, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) Governmental Approvals; No Conflicts. The execution, delivery and performance of this Amendment by each applicable Loan Party, and the performance of the Financing Agreement, as amended hereby (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority which has not been obtained, (ii) will not violate any applicable law, policy or regulation or the organizational documents of the Loan Parties or any order of any Governmental Authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon any of the Loan Parties, or any of their assets, or give rise to a right thereunder to require any payment to be made by any of the Loan Parties, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties and (v) except for the Liens created by the Loan Documents, will not result in the creation or imposition of any Lien on any asset of any of the Loan Parties.

5. Continued Effectiveness of Financing Agreement. Each Loan Party that is a party to the Financing Agreement hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile) and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Loan Party hereby acknowledges and agrees that this Amendment constitutes a "Loan Document" under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Loan Party under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Loan Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

AGENT AND LENDER:

ABLECO FINANCE LLC

By:

Name:

Title:

OTHER LENDERS

SHINSEI CAPITAL (USA), LTD.

By:

Name: George Shilowitz

Title: Vice President

DB SPECIAL OPPORTUNITIES LLC

By: Drawbridge Special Opportunities Advisors LLC
Title: Its Authorized Signatory

By:

Name: Marc K. Furstein

Title: Chief Operating Officer

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By:

Name: Marc K. Furstein

Title: Chief Operating Officer

HIGHBRIDGE/ZWIRN SPECIAL OPPORTUNITIES FUND, LP

By:

Name: Daniel Zwirn

Title: Managing Principal

TRS METIS LLC

By:

Name: Deborah O'Keeffe

Title: Vice President

BORROWERS:

GERBER SCIENTIFIC, INC.

By:

Name:

Title:

GERBER SCIENTIFIC INTERNATIONAL, INC.

By:

Name:

Title:

GERBER COBURN OPTICAL, INC.

By:

Name:

Title:

GUARANTORS:

GERBER VENTURE CAPITAL CORPORATION

By:

Name:

Title:

GERBER TECHNOLOGY VENTURE COMPANY

By:

Name:

Title:

GERBER COBURN OPTICAL INTERNATIONAL, INC.

By:

Name:

Title:

ND GRAPHIC PRODUCTS LIMITED

By:

Name:

Title:

ND GRAPHICS (QUEBEC) LTD.

By:

Name:

Title:

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